Supplement to the
Strategic Advisers® Small-Mid Cap Fund
April 29, 2011
As Revised June 14, 2011
Prospectus

The following information replaces the disclosure found under the "Investment Advisers" heading in the "Fund Summary" section beginning on page 7.

Strategic Advisers is the fund's manager. Advisory Research, Inc. (ARI), Evercore Asset Management LLC (Evercore), Fred Alger Management, Inc. (Alger Management), Invesco Advisers, Inc. (Invesco), Neuberger Berman Management LLC (Neuberger Berman), Pyramis Global Advisors, LLC (Pyramis), and Systematic Financial Management, L.P. (Systematic) have been retained to serve as sub-advisers for the fund.

In a letter dated October 27, 2011, Evercore Asset Management, LLC (Evercore), an unaffiliated sub-adviser for the Strategic Advisers® Small-Mid Cap Fund (the Fund), notified Strategic Advisers, Inc. (Strategic Advisers), the Fund's investment adviser, of its intention to terminate Evercore's sub-advisory agreement with the Fund as a result of its decision to exit the investment management business. The termination will take effect on January 25, 2012. In anticipation thereof, Strategic Advisers has distributed the portion of the fund's assets previously managed by Evercore among the Fund's remaining sub-advisers. As a result, Evercore no longer manages a portion of the Fund's assets. All information relating to Evercore contained in this prospectus is hereby deleted in its entirety. Additional information about the Fund's remaining sub-advisers may be found in the prospectus and statement of additional information.

The following information supplements information found under the heading "Portfolio Manager(s)" in the "Fund Summary" section on page 8.

Benjamin H. Nahum (portfolio manager) has managed Neuberger Berman's portion of the fund's assets since October 2011.

The following information replaces the information for Pyramis found under the heading "Portfolio Manager(s)" in the "Fund Summary" section on page 8.

Young Chin (team leader) has co-managed Pyramis' portion of the fund's assets since March 2012.

Thorsten Becker (co-manager), Andrew Burzumato (co-manager), Arun Daniel (co-manager), Chandler Willett (co-manager), Jody Simes (co-manager), and Vincent Rivers (co-manager) have co-managed Pyramis' portion of the fund's assets since September 2010.

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Chad Colman (co-manager) has co-managed Pyramis' portion of the fund's assets since October 2011.

The following information replaces similar information found in the "Fund Management" section on page 19.

Alger Management, at 360 Park Avenue South, New York, New York 10010, has been retained to serve as a sub-adviser for the fund. As of October 31, 2011, Alger Management had approximately $15.5 billion in discretionary assets under management. Alger Management may provide investment advisory services for the fund.

Neuberger Berman, at 605 Third Avenue, New York, NY 10158, serves as a sub-adviser for the fund. As of March 31, 2011, Neuberger Berman and its affiliates managed approximately $199 billion in assets. Neuberger Berman may provide investment advisory services for the fund.

Pyramis, at 900 Salem Street, Smithfield, Rhode Island 02917, has been retained to serve as a sub-adviser for the fund. Pyramis is an affiliate of Strategic Advisers. As of June 30, 2011, Pyramis had approximately $44.8 billion in discretionary assets under management. Pyramis may provide investment advisory services for the fund.

The following information supplements information found in the "Fund Management" section beginning on page 20.

Neuberger Berman

Benjamin H. Nahum is portfolio manager of Neuberger Berman's portion of the fund's assets, which he has managed since October 2011. Mr. Nahum, Managing Director, joined Neuberger Berman in 2008 when David J. Greene and Company was acquired by Neuberger Berman. Prior to the acquisition, he was an executive vice president and principal at David J. Greene and Company, LLC where he managed the Small/Mid cap strategies since inception in 1997.

The following information replaces the biographical information for John Power found in the "Fund Management" section on page 21.

Young Chin is the team leader of Pyramis' portion of the fund's assets, which he has managed since March 2012. He is Chief Investment Officer of Pyramis and team leader for the U.S. Large Cap Core, the U.S. Large Cap Core 130/30, and the U.S. Small/Mid Cap Core strategies. Mr. Chin joined Fidelity Investments in 2006 and oversees the portfolio management, research, and trading functions at Pyramis.

The following information replaces the biographical information for Robert Bao found in the "Fund Management" section on page 21.

Chad Colman is co-manager of Pyramis' portion of the fund's assets which he has managed since October 2011. Mr. Colman is a portfolio manager at Pyramis Global Advisors, a unit of Fidelity Investments. In this role, he manages the global industrials sector portfolio. Prior to assuming his current role in 2011, Chad was a research analyst responsible for coverage of the US industrials sector. Prior to joining Fidelity in 2009, Chad was a senior analyst at RiverSource Investments (formerly American Express Financial Advisors), and was responsible for research coverage of the industrials sector and portfolio management of various long-only and long-short sector focused products. Chad was also an engineer at the Boeing Co. in Everett, WA for more than three years. He has nine years of investment industry experience. Chad earned his Master's degree in Business Administration from the Ross School of Business at the University of Michigan, and his Bachelor of Science degree from Brigham Young University.

Supplement to the
Strategic Advisers® Small-Mid Cap Multi-Manager Fund
December 19, 2011
Prospectus

The following information replaces the information for Pyramis found under the heading "Portfolio Manager(s)" in the "Fund Summary" section on page 6.

Young Chin (team leader) has co-managed Pyramis' portion of the fund's assets since March 2012.

Thorsten Becker (co-manager), Andrew Burzumato (co-manager), Chad Colman (co-manager), Arun Daniel (co-manager), Chandler Willett (co-manager), Jody Simes (co-manager), and Vincent Rivers (co-manager) have co-managed Pyramis' portion of the fund's assets since December 2011.

The following information replaces similar information under the heading "Purchase and Sale of Shares" in the "Fund Summary" section on page 7.

The price to sell one share of the fund is its NAV, minus the short-term redemption fee, if applicable. Your shares will be sold at the NAV next calculated after your order is received in proper form, minus the short-term redemption fee, if applicable.

The following information replaces similar information under the heading "Selling Shares" in the "Shareholder Information" section on page 18.

The price to sell one share of the fund is its NAV, minus the short-term redemption fee, if applicable.

Your shares will be sold at the NAV next calculated after your order is received in proper form, minus the short-term redemption fee, if applicable. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

The following information supplements similar information under the heading "Selling Shares" in the "Shareholder Information" section beginning on page 18.

If you sell your shares after holding them less than 90 days, a 1.50% short-term redemption fee may be deducted from the redemption amount. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The fees are paid to the fund, not Fidelity, and are designed to help offset the brokerage commissions, market impact, and other costs associated with short-term shareholder trading.

The short-term redemption fee does not apply to: (i) redemptions of shares acquired by reinvesting dividends and distributions; (ii) rollovers, transfers, and changes of account registration within the fund, or transfers between classes of a multiple class fund (if applicable) as long as the money never leaves the fund; and (iii) redemptions in kind.

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The fund also permits waivers of the short-term redemption fee for the following transactions:

  Redemptions due to Fidelity fund small balance maintenance fees;
  Redemptions related to death or due to a divorce decree;
  Certain types of IRA account transactions, including: redemptions pursuant to systematic withdrawal programs, withdrawals due to disability, return of excess contribution amounts, and redemptions related to payment of custodian fees; and
  Certain types of employer-sponsored and 403(b) retirement plan transactions, including: loans or hardship withdrawals, minimum required distributions, redemptions pursuant to systematic withdrawal programs, forfeiture of assets, return of excess contribution amounts, redemptions related to payment of plan fees, and redemptions related to death, disability, or qualified domestic relations order.

The application of short-term redemption fees and waivers may vary among intermediaries and certain intermediaries may not apply the waivers listed above. If you purchase or sell fund shares through an intermediary, you should contact your intermediary for more information on whether the short-term redemption fee will be applied to redemptions of your shares.

The fund reserves the right to modify or eliminate the short-term redemption fee or waivers at any time. Investment advisers or their affiliates may pay short-term redemption fees on behalf of investors in managed accounts. Unitized group accounts consisting of qualified plan assets may be treated as a single account for redemption fee purposes.

Fidelity seeks to identify intermediaries that hold fund shares in omnibus accounts and will refuse their purchase orders if they do not agree to track and remit short-term redemption fees based on the transactions of underlying investors. There are no assurances that Fidelity will successfully identify all intermediaries or that the intermediaries will properly assess short-term redemption fees.

The following information replaces the biographical information for John Power found in the "Fund Management" section on page 25.

Young Chin is the team leader of Pyramis' portion of the fund's assets, which he has managed since March 2012. He is Chief Investment Officer of Pyramis and team leader for the U.S. Large Cap Core, the U.S. Large Cap Core 130/30, and the U.S. Small/Mid Cap Core strategies. Mr. Chin joined Fidelity Investments in 2006 and oversees the portfolio management, research, and trading functions at Pyramis.